-------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-6001) UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 34
                                       AND


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                AMENDMENT NO. 36



                            VANGUARD BOND INDEX FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


          IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON APRIL 30,
                  2004, PURSUANT TO PARAGRAPH (B) OF RULE 485.








-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VANGUARD(R) BOND INDEX FUNDS
Investor Shares & Admiral(TM) Shares . April 30, 2004

This prospectus
contains financial data
for the Funds through
the fiscal year ended
December 31, 2003.


                                           VANGUARD TOTAL BOND MARKET INDEX FUND


                                             VANGUARD SHORT-TERM BOND INDEX FUND


                                      VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


                                              VANGUARD LONG-TERM BOND INDEX FUND

BOND
PROSPECTUS





NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD BOND INDEX FUNDS
Investor Shares and Admiral Shares
Prospectus
April 30, 2004

--------------------------------------------------------------------------------

CONTNETS

1 AN INTRODUCTION TO INDEX FUNDS            26 DIVIDENDS, CAPITAL GAINS,
                                                AND TAXES
2 FUND PROFILES
                                            28 SHARE PRICE
  2 Vanguard Total Bond Market
  Index Fund                                28 FINANCIAL HIGHLIGHTS

  6 Vanguard Short-Term Bond                33 INVESTING WITH VANGUARD
  Index Fund
                                                33 Buying Shares
  10 Vanguard Intermediate-Term
  Bond Index Fund                               35 Converting Shares

  14 Vanguard Long-Term Bond                    36 Redeeming Shares
  Index Fund
                                                39 Exchanging Shares
17 MORE ON THE FUNDS
                                                40 Other Rules You Should Know
25 THE FUNDS AND VANGUARD
                                                41 Fund and Account Updates
25 INVESTMENT ADVISOR
                                                43 Contacting Vanguard

                                            GLOSSARY (inside back cover)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW
This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for three of the Funds. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers Institutional Shares of Vanguard Total Bond Market Index Fund. Institutional Shares are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds.
     They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the four
Vanguard Bond Index Funds. Three of these Funds seek to track a particular segment of the U.S. bond market; the fourth Fund seeks to track the entire investment-grade U.S. bond market.

------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
Vanguard Long-Term Bond Index Fund            Long-term bonds
------------------------------------------------------------------------

     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD(R) TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


o Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1994    -2.66%
        1995    18.18
        1996     3.58
        1997     9.44
        1998     8.58
        1999    -0.76
        2000    11.39
        2001     8.43
        2002     8.26
        2003     3.97
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.01% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.71% (quarter ended March 31, 1994).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX
 FUND INVESTOR SHARES
 Return Before Taxes                      3.97%         6.17%          6.69%
 Return After Taxes on Distributions      2.32          3.79           4.13
 Return After Taxes on Distributions and
   Sale of Fund Shares                    2.57          3.77           4.09
-------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX
 FUND ADMIRAL SHARES*
 Return Before Taxes                      4.04%           --             --
-------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND
 INDEX (reflects no deduction for
 fees, expenses, or taxes)                4.10%         6.62%           6.95%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 4.76% for the Admiral Shares and 5.64% for the Lehman Brothers Aggregate Bond Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retire-

4


ment account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                            ------      ------
 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                    None       None
 Transaction Fee on Purchases:                               None*      None*
 Sales Charge (Load) Imposed on Reinvested                    None       None
 Dividends:
 Redemption Fee:                                             None**    None**
 Account Maintenance Fee (for accounts under        $2.50/quarter+       None
 $10,000):


 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.20%        0.14%
 12b-1 Distribution Fee:                                      None       None
 Other Expenses:                                             0.02%        0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.22%      0.15%


* A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.
** A $5 fee applies to wire redemptions under $5,000. +If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fractional share may be automatically redeemed to make up the difference.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $23       $71      $124      $280
Admiral Shares         15        48        85       192
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares is you meet certain
day of each month; capital gains,     account balance and tenure requirements
if any, are distributed annually        Admiral Shares--May be converted to
in December.                          Investor Shares if you are no longer
                                      eligible for Admiral Shares

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--TotBd
since inception                       Admiral Shares--TotBdAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--December 11, 1986    Investor Shares--84
Admiral Shares--November 12, 2001     Admiral Shares--584

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2003                     Investor Shares--921937108
$25.7 billion                         Admiral Shares--921937603

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBMFX
                                      Admiral Shares--VBTLX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

6

FUND PROFILE--
VANGUARD(R) SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short- term dollar-weighted average maturity.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. As of December 31, 2003, the Fund's dollar-weighted average maturity was 2.5 years, and that of its Index was 2.5 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:


o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995    12.88%
        1996     4.55
        1997     7.04
        1998     7.63
        1999     2.08
        2000     8.84
        2001     8.88
        2002     6.10
        2003     3.37
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.96% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.12% (quarter ended March 31, 1996).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
                                                                           SINCE
                                                                         MAR. 1,
                                          1 YEAR       5 YEARS            1994*
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM BOND INDEX
 FUND INVESTOR SHARES
 Return Before Taxes                        3.37%       5.82%           6.14%
 Return After Taxes on
  Distributions                             2.12        3.70            3.83
 Return After Taxes on
  Distributions and Sale of Fund Shares     2.26        3.64            3.78
 -------------------------------------------------------------------------------
VANGUARD SHORT-TERM BOND INDEX
 FUND ADMIRAL SHARES**
 Return Before Taxes                       3.43%           --             --
-------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR
 GOVERNMENT/CREDIT INDEX (reflects no
 deduction for fees, expenses,  or taxes)  3.35$        6.26%          6.40%
-------------------------------------------------------------------------------
*    Inception of the Fund's Investor Shares.
** From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 3.94% for
     the   Admiral   Shares  and  4.89%  for  the  Lehman   Brothers   1-5  Year
     Government/Credit Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same

8


period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


                                                     INVESTOR SHARES     ADMIRAL
                                                              ------      SHARES
                                                                          ------
 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                      None       None
 Transaction Fee on Purchases:                                 None*      None*
 Sales Charge (Load) Imposed on Reinvested                      None       None
 Dividends:
 Redemption Fee:                                                None**    None**
 Account Maintenance Fee (for accounts under $10,000):  $2.50/quarter+    None

 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.18%        0.14%
 12b-1 Distribution Fee:                                      None        None
 Other Expenses:                                             0.02%        0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.20%       0.15%


* A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by a single investor.
**   A $5 fee applies to wire redemptions under $5,000.
+ If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fractional share may be automatically redeemed to make up the difference.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $20       $64      $113      $255
Admiral Shares         15        48        85       192
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually           Admiral Shares--May be converted to
in December                           Investor Shares if you are no longer
                                      eligible for Admiral Shares

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--STBond
since inception                       Admiral Shares--STBondAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--March 1, 1994        Investor Shares--132
Admiral Shares--November 12, 2001     Admiral Shares--5132

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2003                     Investor Shares--921937207
$4.2 billion                          Admiral Shares--921937702

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBISX
                                      Admiral Shares--VBIRX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

10

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an inter mediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995    21.07%
        1996     2.55
        1997     9.41
        1998    10.09
        1999    -3.00
        2000    12.78
        2001     9.28
        2002    10.85
        2003     5.65
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.37% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.52% (quarter ended March 31, 1996).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
                                                                           SINCE
                                                                         MAR. 1,
                                          1 YEAR       5 YEARS            1994*
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM BOND
 INDEX FUND INVESTOR SHARES
 Return Before Taxes                       5.65%         6.96%            7.48%
 Return After Taxes on Distributions       3.67          4.46             4.82
 Return After Taxes on Distributions
    and Sale of Fund Shares                3.88          4.38             4.72
 -------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM BOND
 INDEX FUND ADMIRAL SHARES**
 Return Before Taxes                       5.70%          --                --
-------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR
 GOVERNMENT/CREDIT INDEX (reflects
 no deduction for fees, expenses, or taxes)5.97%        7.31%            7.71%
-------------------------------------------------------------------------------
*    Inception of the Fund's Investor Shares.
** From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 6.37%for
     the  Admiral   Shares,   and  7.74%  for  the  Lehman  Brothers  5-10  Year
     Government/Credit Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

12


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


                                                            INVESTOR     ADMIRAL
                                                              SHARES      SHARES
                                                              ------      ------
 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                    None        None
 Transaction Fee on Purchases:                                None*       None*
 Sales Charge (Load) Imposed on Reinvested                    None        None
 Dividends:
 Redemption Fee:                                              None**     None**
 Account Maintenance Fee (for accounts under $10,000): $2.50/quarter+     None

 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.18%        0.14%
 12b-1 Distribution Fee:                                      None       None
 Other Expenses:                                             0.02%        0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.20%        0.15%


* A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.
**   A $5 fee applies to wire redemptions under $5,000.
+ If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fractional share may be automatically redeemed to make up the difference.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $20       $64      $113      $255
Admiral Shares         15        48        85       192
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain account
day of each month; capital gains,     balance and tenure requirements
if any, are distributed annually        Admiral Shares--May be converted to
in December.                          Investor Shares if you are no longer
                                      eligible for Admiral Shares

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--ITBond
since inception                       Admiral Shares--ITBondAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--March 1, 1994        Investor Shares--314
Admiral Shares--November 12, 2001     Admiral Shares--5314

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2003                     Investor Shares--921937306
$3.5 billion                          Admiral Shares--921937801

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBIIX
                                      Admiral Shares--VBILX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

14

FUND PROFILE--
VANGUARD(R) LONG-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a long- term dollar-weighted average maturity.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Long Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities greater than 10 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 15 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995     29.72%
        1996     -0.26
        1997     14.30
        1998     11.98
        1999     -7.85
        2000     16.64
        2001      8.17
        2002     14.35
        2003      5.50
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.26% (quarter ended June 30, 1995), and the lowest return for a quarter was -6.17% (quarter ended March 31, 1996).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                         MAR. 1,
                                                    1 YEAR   5 YEARS       1994*
-------------------------------------------------------------------------------
VANGUARD LONG-TERM BOND INDEX FUND
 Return Before Taxes                                  5.50%    7.00%       8.43%
 Return After Taxes on Distributions                  3.18     4.43        5.68
 Return After Taxes on Distributions and Sale of      3.71     4.36        5.49
  Fund Shares
-------------------------------------------------------------------------------
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT INDEX          5.87%    6.94%      8.45%
 (reflects no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*Inception of the Fund.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

16

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                              None
 Transaction Fee on Purchases:                                         None*
 Sales Charge (Load) Imposed on Reinvested Dividends:                   None
 Redemption Fee:                                                      None**
 Account Maintenance Fee (for accounts under $10,000):        $2.50/quarter+


 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                                  0.18%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.20%


* A portfolio transaction fee of 0.21% may apply to aggregate purchases of more than $25 million by a single investor.
**   A $5 fee applies to wire redemptions under $5,000.
+ If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fractional share may be automatically redeemed to make up the difference.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64       $113         $255
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 MINIMUM INITIAL INVESTMENT
Dividends are declared daily and            $3,000; $1,000 for IRAs and most
distributed on the first business day       custodial accounts for minors
of each month; capital gains, if any,
are distributed annually in December.

                                            NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                          LTBond
The Vanguard Group, Valley Forge, Pa.,
since inception                             VANGUARD FUND NUMBER
                                            522
INCEPTION DATE
March 1, 1994                               CUSIP NUMBER
                                            921937405
NET ASSETS AS OF DECEMBER 31, 2003
$951 million                                TICKER SYMBOL
                                            VBLTX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------


MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of its target index may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE




[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.


     Changes in interest rates can affect bond income as well as bond prices.


[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

18

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977      $1,024       $954        $1,049
Intermediate-Term (10 years)     922        1,086        851         1,180
Long-Term (20 years)             874        1,150        769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     Although  falling  interest rates tend to strengthen bond prices,  they can
cause  other  sorts  of  problems  for  bond  fund  investors--bond   calls  and
prepayments.

[FLAG] THE TOTAL BOND  MARKET  INDEX FUND IS SUBJECT TO CALL RISK,  WHICH IS THE
     CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


     Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

[FLAG]EACH  FUND IS  SUBJECT TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


     The credit quality of each Fund is expected to be very high, and thus credit risk should be low. While still low, credit risk for the Total Bond Market Index Fund and the Short-Term Bond Index Fund will increase relative to their respective indexes to the extent that these funds substitute nongovernment bonds for government bonds. Corporate substitutions are limited to 10% of each Fund's assets and will have credit ratings of A- or above.The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2003.


-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Total Bond Market Index             Aaa            Aaa
Short-Term Bond Index               Aaa            Aa1
Intermediate-Term Bond Index        Aa2            Aa3
Long-Term Bond Index                Aa2            Aa2
-------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED FOR THE FUND, IN AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.


     To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
     The Funds are generally managed without regard to tax ramifications.

20

     To help you distinguish among the Funds and their various risks, a summary table is provided below.


-------------------------------------------------------------------------------
                                           RISKS OF THE FUNDS
                           ----------------------------------------------------
                                                    CALL/                INDEX
                              INCOME   INTEREST   PREPAYMENT  CREDIT   SAMPLING
FUND                           RISK    RATE RISK     RISK      RISK      RISK
-------------------------------------------------------------------------------
Total Bond Market Index      Moderate  Moderate    Moderate    Low       Low
Short-Term Bond Index          High       Low        Low       Low       Low
Intermediate-Term Bond Index Moderate  Moderate      Low       Low       Low
Long-Term Bond Index           Low       High        Low       Low       Low
-------------------------------------------------------------------------------




SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"--each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.
     The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2003.


      ------------------------------------------------------------
                                    NUMBER OF   NUMBER OF BONDS IN
      FUND                          BONDS HELD     TARGET INDEX
      ------------------------------------------------------------
      Total Bond Market Index         3,230          6,766
      Short-Term Bond Index             520          1,878
      Intermediate-Term Bond Index      522          1,279
      Long-Term Bond Index              394          1,127
      ------------------------------------------------------------


     CORPORATE SUBSTITUTION. As part of the index sampling process, the Total Bond Market Index Fund and the Short-Term Bond Index Fund have the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds with the same maturity. This strategy, which we call "corporate substitution," may increase a Fund's income, but it will also marginally increase its exposure to credit risk, which is explained in the MARKET EXPOSURE section. The Total Bond Market Index Fund and the Short-Term Bond Index Fund limit corporate substitutions to bonds with less than 5 years until maturity and, generally, credit quality of A or better. In addition, these Funds limit corporate substitutions to a maximum of 10% of their respective net assets.
     TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.
     As of December 31, 2003, each Fund was composed of the following types of bonds:


--------------------------------------------------------------------------------
                                                           INTERNATIONAL
                         U.S.                  MORTGAGE-       DOLLAR-
                      GOVERNMENT    CORPORATE    BACKED    DENOMINATED    TOTAL
--------------------------------------------------------------------------------
Total Bond Market
  Index Fund              32%         26%          38%          4%          100%
Short-Term Bond Index
  Fund                    61          35           0            4           100
Intermediate-Term Bond
 Index Fund               42          54           0            4           100
Long-Term Bond Index
 Fund                     56          40           0            4           100
--------------------------------------------------------------------------------

     An explanation of each type of bond follows.
o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.
o Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the above table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.
o Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the

Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.
o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that they own foreign bonds, the Funds are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Funds are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this early prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


OTHER INVESTMENT POLICIES AND RISKS


Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securi-ties, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Short-, Intermediate-, and Long-Term Bond Index Funds may also purchase other securities that are outside of their target indexes. Each Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.
     The Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
     Vanguard may invest a small portion of each Fund's assets in bond index futures and/or shares of bond exchange-traded funds (ETFs). Bond index futures and ETF's provide returns similar to those of the bonds listed in the index or a subset of the index. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


     The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

ACCOUNT MAINTENANCE FEE

Vanguard assesses an account maintenance fee on index fund accounts whose balances are below $10,000 (for any reason, including a decline in the value of a Fund's shares) during the last week of January, April, July, and October. This fee is intended to allocate account maintenance costs more equitably among shareholders. The account maintenance fee is $2.50 per quarter, deducted from your dividend distribution for the applicable month. If the fee is deducted from your distribution, you will still be taxed on the full amount of your dividend (unless you hold your shares through a nontaxable account). If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.

24

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic bond index funds was approximately 93%; for all domestic bond funds, the average turnover rate was approximately 184%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------




THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     The advisor is authorized to choose broker-dealers or underwriters to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. If more than one broker-dealer or underwriter can

26

obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the advisor for the benefit of the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994. He also served as manager for the Short-Term and Long- Term Bond Index Funds from their inception in 1994 until 1998. Education:
B.S., University of Illinois; M.B.A., University of Chicago.

CHRISTOPHER W. ALWINE, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1990 and has managed portfolio investments since 1996. He assumed the role of manager for the Short-Term and Long-Term Bond Index Funds since 2002. He previously served as manager for these Funds from 1998 through 1999. Education: B.B.A., Temple University; M.S., Drexel University.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

28

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------





SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Total Bond Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2003 with a net asset value (price) of $10.38 per share. During the year, each Investor Share earned $0.465 from investment income (interest). There was a decline of $0.06 per share in the value of investments held or sold by the Fund, resulting in a net gain of
 $0.405 per share from investment operations.

Shareholders received $0.475 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.31, reflecting earnings of $0.405 per share and distributions of $0.475 per share. This was a decrease of $0.07 per share (from $10.38 at the beginning of the year to $10.31 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.97% for the year.

As of December 31, 2003, the Investor Shares had approximately $17 billion in net assets. For the year, the expense ratio was 0.22% ($2.20 per $1,000 of net assets), and the net investment income amounted to 4.46% of average net assets. The Fund sold and replaced securities valued at 66% of its net assets.

--------------------------------------------------------------------------------




TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                            2003          2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.38        $10.15         $9.96         $9.56       $10.27
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .465          .572          .632          .648         .617
 Net Realized and Unrealized Gain (Loss) on Investments    (.060)         .239          .190          .400        (.695)
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .405          .811          .822         1.048        (.078)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.475)        (.570)        (.632)        (.648)       (.617)
 Distributions from Realized Capital Gains                    --         (.011)         --            --          (.015)
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.475)        (.581)        (.632)        (.648)       (.632)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.31        $10.38        $10.15         $9.96        $9.56
==============================================================================================================================
TOTAL RETURN*                                              3.97%         8.26%         8.43%        11.39%       -0.76%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $17,032       $16,676       $14,116       $11,180       $9,477
 Ratio of Total Expenses to Average Net Assets             0.22%         0.22%         0.22%         0.22%        0.20%
 Ratio of Net Investment Income to Average Net Assets      4.46%         5.63%         6.21%         6.72%        6.26%
 Turnover Rate                                               66%           75%           67%           53%          55%
==============================================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

30


TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,              DEC. 31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.38       $10.15            $10.44
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .472         .578              .082
 Net Realized and Unrealized Gain (Loss) on Investments             (.060)        .239             (.290)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .412         .817             (.208)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.482)       (.576)            (.082)
 Distributions from Realized Capital Gains                             --        (.011)             --
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.482)       (.587)            (.082)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.31       $10.38            $10.15
===============================================================================================================
TOTAL RETURN                                                        4.04%        8.32%            -2.00%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $2,092       $1,805              $866
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.17%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               4.52%        5.66%           5.97%**
 Turnover Rate                                                        66%          75%               67%
===============================================================================================================

 *Inception.
**Annualized.


SHORT-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2003         2002          2001        2000         1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.32       $10.19        $9.96        $9.73       $10.10
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .329         .452         .568         .601         .539
 Net Realized and Unrealized Gain (Loss) on Investments    .015         .152         .299         .230        (.336)
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .344         .604         .867         .831         .203
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.329)       (.452)       (.568)       (.601)       (.539)
 Distributions from Realized Capital Gains                (.055)       (.022)       (.069)        --          (.034)
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.384)       (.474)       (.637)       (.601)       (.573)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.28       $10.32       $10.19        $9.96        $9.73
==========================================================================================================================
TOTAL RETURN*                                             3.37%        6.10%        8.88%        8.84%        2.08%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $3,041       $2,553       $1,680       $1,287       $1,156
 Ratio of Total Expenses to Average Net Assets            0.20%        0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to Average Net Assets     3.17%        4.37%        5.45%        6.16%        5.48%
 Turnover Rate                                             111%          139         156%          74%         108%
==========================================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

SHORT-TERM BOND INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,              DEC. 31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.32       $10.19            $10.44
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .334         .457              .069
 Net Realized and Unrealized Gain (Loss) on Investments              .015         .152             (.181)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .349         .609             (.112)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.334)       (.457)            (.069)
 Distributions from Realized Capital Gains                          (.055)       (.022)            (.069)
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.389)       (.479)            (.138)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.28       $10.32            $10.19
===============================================================================================================
TOTAL RETURN                                                        3.43%        6.15%            -1.08%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $1,177         $773              $273
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.16%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               3.21%        4.37%           5.01%**
 Turnover Rate                                                       111%         139%              156%
===============================================================================================================

 * Inception.
** Annualized.


INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------
                                              2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.75         $10.28       $10.02        $9.51       $10.48
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .532           .597         .651         .654         .628
 Net Realized and Unrealized Gain
 (Loss) on Investments                        .064           .478         .260         .510        (.936)
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations             .596          1.075         .911        1.164        (.308)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.532)         (.597)       (.651)       (.654)       (.628)
 Distributions from Realized Capital Gains   (.124)         (.008)          --           --        (.034)
----------------------------------------------------------------------------------------------------------
 Total Distributions                         (.656)         (.605)       (.651)       (.654)       (.662)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.69         $10.75       $10.28       $10.02        $9.51
==========================================================================================================
TOTAL RETURN*                                 5.65%         10.85%        9.28%       12.78%       -3.00%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $2,749         $2,415       $2,096       $1,642       $1,449
 Ratio of Total
 Expenses to Average Net Assets              0.20%           0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to
 Average Net Assets                          4.91%           5.75%        6.33%        6.83%        6.33%
 Turnover Rate                                 98%            141%         135%          81%         120%
==========================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

32


INTERMEDIATE-TERM BOND INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,                 DEC.31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.75       $10.28            $10.65
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .538         .602              .085
 Net Realized and Unrealized Gain (Loss) on Investments              .064         .478             (.370)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .602        1.080             (.285)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.538)       (.602)            (.085)
 Distributions from Realized Capital Gains                          (.124)       (.008)               --
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.662)       (.610)            (.085)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.69       $10.75            $10.28
===============================================================================================================
TOTAL RETURN                                                        5.70%       10.91%            -2.68%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $756         $662              $348
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.16%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               4.96%        5.78%           6.17%**
 Turnover Rate                                                        98%          141%              135%
===============================================================================================================

 * Inception.
** Annualized.


LONG-TERM BOND INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                            2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11..67      $10. 83       $10.66        $9.77       $11.32
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .627         .658         .683         .679         .662
 Net Realized and Unrealized Gain (Loss) on Investments     .004         .840         .170         .890       (1.531)
---------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .631        1.498         .853        1.569        (.869)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.627)      (. 658)       (.683)       (.679)       (.662)
 Distributions from Realized Capital Gains                 (.174)        --            --           --         (.019)
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.801)       (.658)       (.683)       (.679)       (.681)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.50       $11.67       $10.83       $10.66        $9.77
===========================================================================================================================
TOTAL RETURN*                                              5.50%       14.35%        8.17%       16.64%       -7.85%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA                                                                            $
 Net Assets, End of Period (Millions)                       $951          794         $542         $417         $313
 Ratio of Total Expenses to Average Net Assets             0.20%        0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to Average Net Assets      5.34%        5.92%        6.30%        6.71%        6.39%
 Turnover Rate                                               76%         141%         107%          56%          61%
===========================================================================================================================

* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard

34

Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.


TRANSACTION FEE
ON PURCHASES
The Funds reserve the right to charge a transaction fee to investors whose aggregate share purchases equal or exceed the following amounts:
 Total Bond Market Index Fund--$500 million
 Short-Term Bond Index Fund--$100 million
 Intermediate-Term Bond Index Fund--$100 million
 Long-Term Bond Index Fund--$25 million


YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.


^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties. ^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


CONVERTING SHARES



A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending

36

on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS
INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares of Vanguard Total Bond Market Index Fund into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $10 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption

38


option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a

U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES
All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNA TIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.


     For ALL VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privi-

40

lege   limitations  of  two  funds,  the  stricter  policy  will  apply  to  the transaction.


OTHER RULES YOU SHOULD KNOW



VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o Social Security or employer identification number. o Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).
o    Authorized signatures of registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.



FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions.

42


Promptly  review  each  confirmation  statement  that we  send  to you.  Contact
Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you financial reports about Vanguard Bond Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

o    Performance assessments with comparisons to industry benchmarks.
o    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under

"My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES


Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

44

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Total Bond Market Index Fund--84 (Investor Shares) or 584 (Admiral Shares)
 Vanguard Short-Term Bond Index Fund--132 (Investor Shares) or 5132 (Admiral Shares)
 Vanguard Intermediate-Term Bond Index Fund--314 (Investor Shares) or 5314 (Admiral Shares)
 Vanguard Long-Term Bond Index Fund--522 (Investor Shares only)



























The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUPON
The interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars, issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM
If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-4681
(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P084 042004

VANGUARD/(R)/ BOND INDEX FUNDS
Investor Shares for Participants . April 30, 2004


This prospectus
contains financial data
for the Funds through
the fiscal year ended
December 31, 2003.




                                           VANGUARD TOTAL BOND MARKET INDEX FUND


                                             VANGUARD SHORT-TERM BOND INDEX FUND


                                      VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


                                              VANGUARD LONG-TERM BOND INDEX FUND


BOND
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD BOND INDEX FUNDS
Investor Shares
Participant Prospectus
April 30, 2004

--------------------------------------------------------------------------------
CONTENTS

 1 AN INTRODUCTION TO INDEX FUNDS               21 THE FUNDS AND VANGUARD

 2 FUND PROFILES                                 22 INVESTMENT ADVISOR

   2 Vanguard Total Bond Market                 22 DIVIDENDS, CAPITAL GAINS,
   Index Fund                                    AND TAXES

   5 Vanguard Short-Term Bond                   23 SHARE PRICE
   Index Fund
                                                23 FINANCIAL HIGHLIGHTS
   8 Vanguard Intermediate-Term
   Bond Index Fund                              27 INVESTING WITH VANGUARD

   11 Vanguard Long-Term Bond                   28 ACCESSING FUND INFORMATION
   Index Fund                                   BY COMPUTER

14 MORE ON THE FUNDS                            GLOSSARY (inside back cover)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the four
Vanguard Bond Index Funds. Three of these Funds seek to track a particular segment of the U.S. bond market; the fourth Fund seeks to track the entire investment-grade U.S. bond market.


------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
Vanguard Long-Term Bond Index Fund            Long-term bonds
------------------------------------------------------------------------

     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD(R) TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities all with maturities of more than 1 year.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.


o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


     ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1994    -2.66%
        1995    18.18
        1996     3.58
        1997     9.44
        1998     8.58
        1999    -0.76
        2000    11.39
        2001     8.43
        2002     8.26
        2003     3.97
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.01% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.71% (quarter ended March 31, 1994).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                     1 YEAR    5 YEARS  10 YEARS
-------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX FUND INVESTOR SHARES  3.97%     6.17%     6.69%
LEHMAN BROTHERS AGGREGATE BOND INDEX                   4.10      6.62      6.95
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.20%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.22%


* A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.

4

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $23        $71         $124         $280
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    TotBd
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          84

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937108
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBMFX
December 11, 1986

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$25.7 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short- term dollar-weighted average maturity.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. As of December 31, 2003, the Fund's dollar-weighted average maturity was 2.5 years, and that of its Index was 2.5 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

6

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.



      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995    12.88%
        1996     4.55
        1997     7.04
        1998     7.63
        1999     2.08
        2000     8.84
        2001     8.88
        2002     6.10
        2003     3.37
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.96% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.12% (quarter ended March 31, 1996).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                         MAR. 1,
                                                      1 YEAR  5 YEARS     1994*
-------------------------------------------------------------------------------
Vanguard Short-Term Bond Index Fund Investor Shares   3.37%     5.82%     6.14%
-------------------------------------------------------------------------------
Lehman Brothers 1-5 Year Government/Credit Index      3.35     6.26      6.40
-------------------------------------------------------------------------------
*Inception of the Fund's Investor Shares.
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                     None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.18%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.20%


* A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by a single investor.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64        $113         $255
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          132

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937207
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBISX
March 1, 1994

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$4.2 billion
--------------------------------------------------------------------------------

8

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an inter mediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.


o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995    21.07%
        1996     2.55
        1997     9.41
        1998    10.09
        1999    -3.00
        2000    12.78
        2001     9.28
        2002    10.85
        2003     5.65
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.37% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.52% (quarter ended March 31, 1996).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                         MAR. 1,
                                                    1 YEAR  5 YEARS       1994*
-------------------------------------------------------------------------------
Vanguard Intermediate-Term Bond Index Fund
   Investor Shares                                   5.65%     6.96%      7.48%
-------------------------------------------------------------------------------
Lehman Brothers 5-10 Year Government/Credit Index     5.97     7.31      7.71
-------------------------------------------------------------------------------
*Inception of the Fund's Investor Shares.
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                     None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.18%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.20%

* A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $20         $64        $113         $255
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          314

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937306
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBIIX
March 1, 1994

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$3.5 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) LONG-TERM BOND INDEX FUND



INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a long- term dollar-weighted average maturity.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Long Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities greater than 10 years and are publicly issued.


     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 15 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

12


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
        -20% -- 40% Scale

        1995     29.72%
        1996     -0.26
        1997     14.30
        1998     11.98
        1999     -7.85
        2000     16.64
        2001      8.17
        2002     14.35
        2003      5.50
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.26% (quarter ended June 30, 1995), and the lowest return for a quarter was -6.17% (quarter ended March 31, 1996).


--------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------
                                                                    SINCE
                                                                  MAR. 1,
                                               1 YEAR  5 YEARS      1994*
--------------------------------------------------------------------------
Vanguard Long-Term Bond Index Fund             5.50%     7.00%      8.43%
--------------------------------------------------------------------------
Lehman Brothers Long Government/Credit Index     5.87     6.94      8.45
--------------------------------------------------------------------------
*Inception of the Fund.
--------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.18%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.20%

     * A portfolio transaction fee of 0.21% may apply to aggregate purchases of more than $25 million by a single investor.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64         $113         $255
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          522

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937405
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBLTX
March 1, 1994

NET ASSETS AS OF DECEMBER 31, 2003
$951 million
--------------------------------------------------------------------------------

14

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of its target index may only be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE




[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.


[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.




------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977      $1,024       $954        $1,049
Intermediate-Term (10 years)     922        1,086        851         1,180
Long-Term (20 years)             874        1,150        769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



     Although  falling  interest rates tend to strengthen bond prices,  they can
cause  other  sorts  of  problems  for  bond  fund  investors--bond   calls  and
prepayments.

[FLAG] THE TOTAL BOND  MARKET  INDEX FUND IS SUBJECT TO CALL RISK,  WHICH IS THE
     CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.



     Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.


[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

16


     The credit quality of each Fund is expected to be very high, and thus credit risk should be low. While still low, credit risk for the Total Bond Market Index Fund and the Short-Term Bond Index Fund will increase relative to their respective indexes to the extent that these funds substitute nongovernment bonds for government bonds. Corporate substitutions are limited to 10% of each Fund's assets and will have credit ratings of A- or above.The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2003.

-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Total Bond Market Index             Aaa            Aaa
Short-Term Bond Index               Aaa            Aa1
Intermediate-Term Bond Index        Aa2            Aa3
Long-Term Bond Index                Aa2            Aa2
-------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED FOR THE FUND, IN AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.


     To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
 The Funds are generally managed without regard to tax ramifications.
     To help you distinguish among the Funds and their various risks, a summary table is provided below.

-------------------------------------------------------------------------------
                                           RISKS OF THE FUNDS
                           ----------------------------------------------------
                                                    CALL/                INDEX
                              INCOME   INTEREST   PREPAYMENT  CREDIT   SAMPLING
FUND                           RISK    RATE RISK     RISK      RISK      RISK
-------------------------------------------------------------------------------
Total Bond Market Index      Moderate  Moderate    Moderate    Low       Low
Short-Term Bond Index          High       Low        Low       Low       Low
Intermediate-Term Bond Index Moderate  Moderate      Low       Low       Low
Long-Term Bond Index           Low       High        Low       Low       Low
-------------------------------------------------------------------------------



SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"--each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.

     The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2003.

     ------------------------------------------------------------
                                    NUMBER OF   NUMBER OF BONDS IN
      FUND                          BONDS HELD     TARGET INDEX
      ------------------------------------------------------------
      Total Bond Market Index         3,230          6,766
      Short-Term Bond Index             520          1,878
      Intermediate-Term Bond Index      522          1,279
      Long-Term Bond Index              394          1,127
      ------------------------------------------------------------


     CORPORATE SUBSTITUTION. As part of the index sampling process, the Total Bond Market Index Fund and the Short-Term Bond Index Fund have the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds with the same maturity. This strategy, which we call "corporate substitution," may increase a Fund's income, but it will also marginally increase its exposure to credit risk, which is explained in the MARKET EXPOSURE section. The Total Bond Market Index Fund and the Short-Term Bond Index Fund limit corporate substitutions to bonds with less than 5 years until maturity and, generally, credit quality of A or better. In addition, these Funds limit corporate substitutions to a maximum of 10% of their respective net assets.


     TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.
     As of December 31, 2003, each Fund was composed of the following types of bonds:

--------------------------------------------------------------------------------
                                                           INTERNATIONAL
                         U.S.                  MORTGAGE-       DOLLAR-
                      GOVERNMENT    CORPORATE    BACKED    DENOMINATED    TOTAL
--------------------------------------------------------------------------------
Total Bond Market
  Index Fund              32%         26%          38%          4%          100%
Short-Term Bond Index
  Fund                    61          35           0            4           100
Intermediate-Term Bond
 Index Fund               42          54           0            4           100
Long-Term Bond Index
 Fund                     56          40           0            4           100
--------------------------------------------------------------------------------

     An explanation of each type of bond follows.
o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association
     (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.


o Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the

18

     principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the above table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.


o Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

          The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar roll transactions. In a mortgage-dollar roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.


o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that they own foreign bonds, the Funds are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Funds are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this early prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS


Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Short-, Intermediate-, and Long-Term Bond Index Funds may also purchase other securities that are outside of their target indexes. Each Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.
     The Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
     Vanguard may invest a small portion of each Fund's assets in bond index futures and/ or shares of bond exchange-traded funds (ETFs). Bond index futures and ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.

20


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

     The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.


o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic bond index funds was approximately 93%; for all domestic bond funds, the average turnover rate was approximately 184%, as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------




THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

22

INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     The advisor is authorized to choose broker-dealers or underwriters to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. If more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the advisor for the benefit of the Funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994. He also served as manager for the Short-Term and Long- Term Bond Index Funds from their inception in 1994 until 1998. Education: B.S., University of Illinois; M.B.A., University of Chicago.

CHRISTOPHER W. ALWINE, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1990 and has managed portfolio investments since 1996. He assumed the role of manager for the Short-Term and Long-Term Bond Index Funds in 2002. He previously served as manager for these Funds from 1998 through 1999. Education: B.B.A., Temple University; M.S., Drexel University.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

24

--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the Total Bond Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2003 with a net asset value (price) of $10.38 per share. During the year, each Investor Share earned $0.465 from investment income (interest). There was a decline of $0.06 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.405 per share from investment operations.

Shareholders received $0.475 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.31, reflecting earnings of $0.405 per share and distributions of $0.475 per share. This was a decrease of $0.07 per share (from $10.38 at the beginning of the year to $10.31 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.97% for the year.

As of December 31, 2003, the Investor Shares had approximately $17 billion in net assets. For the year, the expense ratio was 0.22% ($2.20 per $1,000 of net assets), and the net investment income amounted to 4.46% of average net assets. The Fund sold and replaced securities valued at 66% of its net assets.
--------------------------------------------------------------------------------







TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                            2003          2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.38        $10.15         $9.96         $9.56       $10.27
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .465          .572          .632          .648         .617
 Net Realized and Unrealized Gain (Loss) on Investments    (.060)         .239          .190          .400        (.695)
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .405          .811          .822         1.048        (.078)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.475)        (.570)        (.632)        (.648)       (.617)
 Distributions from Realized Capital Gains                    --         (.011)         --            --          (.015)
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.475)        (.581)        (.632)        (.648)       (.632)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.31        $10.38        $10.15         $9.96        $9.56
==============================================================================================================================
TOTAL RETURN*                                              3.97%         8.26%         8.43%        11.39%       -0.76%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $17,032       $16,676       $14,116       $11,180       $9,477
 Ratio of Total Expenses to Average Net Assets             0.22%         0.22%         0.22%         0.22%        0.20%
 Ratio of Net Investment Income to Average Net Assets      4.46%         5.63%         6.21%         6.72%        6.26%
 Turnover Rate                                               66%           75%           67%           53%          55%
==============================================================================================================================

* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

25



SHORT-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2003         2002          2001        2000         1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.32       $10.19        $9.96        $9.73       $10.10
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .329         .452         .568         .601         .539
 Net Realized and Unrealized Gain (Loss) on Investments    .015         .152         .299         .230        (.336)
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .344         .604         .867         .831         .203
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.329)       (.452)       (.568)       (.601)       (.539)
 Distributions from Realized Capital Gains                (.055)       (.022)       (.069)        --          (.034)
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.384)       (.474)       (.637)       (.601)       (.573)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.28       $10.32       $10.19        $9.96        $9.73
==========================================================================================================================
TOTAL RETURN*                                             3.37%        6.10%        8.88%        8.84%        2.08%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $3,041       $2,553       $1,680       $1,287       $1,156
 Ratio of Total Expenses to Average Net Assets            0.20%        0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to Average Net Assets     3.17%        4.37%        5.45%        6.16%        5.48%
 Turnover Rate                                             111%          139         156%          74%         108%
==========================================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.




INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------
                                              2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.75         $10.28       $10.02        $9.51       $10.48
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .532           .597         .651         .654         .628
 Net Realized and Unrealized Gain
 (Loss) on Investments                        .064           .478         .260         .510        (.936)
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations             .596          1.075         .911        1.164        (.308)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.532)         (.597)       (.651)       (.654)       (.628)
 Distributions from Realized Capital Gains   (.124)         (.008)          --           --        (.034)
----------------------------------------------------------------------------------------------------------
 Total Distributions                         (.656)         (.605)       (.651)       (.654)       (.662)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.69         $10.75       $10.28       $10.02        $9.51
==========================================================================================================
TOTAL RETURN*                                 5.65%         10.85%        9.28%       12.78%       -3.00%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $2,749         $2,415       $2,096       $1,642       $1,449
 Ratio of Total
 Expenses to Average Net Assets              0.20%           0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to
 Average Net Assets                          4.91%           5.75%        6.33%        6.83%        6.33%
 Turnover Rate                                 98%            141%         135%          81%         120%
==========================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

LONG-TERM BOND INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                            2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.67      $10. 83       $10.66        $9.77       $11.32
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .627         .658         .683         .679         .662
 Net Realized and Unrealized Gain (Loss) on Investments     .004         .840         .170         .890       (1.531)
---------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .631        1.498         .853        1.569        (.869)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.627)      (. 658)       (.683)       (.679)       (.662)
 Distributions from Realized Capital Gains                 (.174)        --            --           --         (.019)
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.801)       (.658)       (.683)       (.679)       (.681)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.50       $11.67       $10.83       $10.66        $9.77
===========================================================================================================================
TOTAL RETURN*                                              5.50%       14.35%        8.17%       16.64%       -7.85%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA                                                                            $
 Net Assets, End of Period (Millions)                       $951          794         $542         $417         $313
 Ratio of Total Expenses to Average Net Assets             0.20%        0.21%        0.21%        0.21%        0.20%
 Ratio of Net Investment Income to Average Net Assets      5.34%        5.92%        6.30%        6.71%        6.39%
 Turnover Rate                                               76%         141%         107%          56%          61%
===========================================================================================================================


* Total returns do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.

INVESTING WITH VANGUARD

One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:
o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


































The Vanguard Group, Vanguard, Plain Talk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUPON
The interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars, issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file numbers: 811-4681

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I084 042004

VANGUARD/(R)/ BOND INDEX FUNDS
Admiral(TM) Shares for Participants . April 30, 2004

This prospectus
contains financial data
for the Funds through
the fiscal year ended
December 31, 2003.



                                           VANGUARD TOTAL BOND MARKET INDEX FUND


                                             VANGUARD SHORT-TERM BOND INDEX FUND


                                      VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD BOND INDEX FUNDS
Admiral Shares
Participant Prospectus
April 30, 2004


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS                19 INVESTMENT ADVISOR

2 FUND PROFILES                                 19 DIVIDENDS, CAPITAL GAINS,
                                                AND TAXES
  2 Vanguard Total Bond Market
  Index Fund
                                                20 SHARE PRICE
  5 Vanguard Short-Term Bond
  Index Fund                                    20 FINANCIAL HIGHLIGHTS

  8 Vanguard Intermediate-Term                  23 INVESTING WITH VANGUARD
  Bond Index Fund
                                                24 ACCESSING FUND INFORMATION
11 MORE ON THE FUNDS                            BY COMPUTER

18 THE FUNDS AND VANGUARD                       GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


WHY INDEX FUNDS?


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about three Vanguard Bond Index Funds. Two of these Funds seek to track a particular segment of the U.S. bond market; the third Fund seeks to track the entire investment-grade U.S. bond market.


------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
------------------------------------------------------------------------


     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD(R) TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities all with maturities of more than 1 year.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.


o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

3


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
       Scale  -20% -- 40%

        2002    8.32%
        2003    4.04
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.73% (quarter ended September 30, 2002), and the lowest return for a quarter was -0.10% (quarter ended September 30, 2003).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                        NOV. 12,
                                                            1 YEAR        2001*
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund Admiral Shares          4.04%       4.76%
Lehman Brothers Aggregate Bond Index                          4.10       5.64
-------------------------------------------------------------------------------
*Inception of the Fund's Admiral Shares.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.14%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%



     * A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.

4

 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $15        $48        $85          $192
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    TotBdAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          584

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937603
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBTLX
Investor Shares--December 11, 1986
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$25.7 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short- term dollar-weighted average maturity.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. As of December 31, 2003, the Fund's dollar-weighted average maturity was 2.5 years, and that of its Index was 2.5 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

6


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
        Scale -20% -- 40%

        2002    6.15
        2003    3.43
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 2.80% (quarter ended September 30, 2002), and the lowest return for a quarter was -0.04% (quarter ended March 31, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                        NOV. 12,
                                                            1 YEAR        2001*
-------------------------------------------------------------------------------
Vanguard Short-Term Bond Index Fund Admiral Shares           3.43%      3.94%
Lehman Brothers 1-5 Year Government/Credit Index             3.35       4.89
-------------------------------------------------------------------------------
*Inception of the Fund's Admiral Shares.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.14%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%



     * A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by a single investor.

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $15          $48        $85          $192
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STBondAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          5132

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937702
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBIRX
Investor Shares--March 1, 1994
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$4.2 billion
--------------------------------------------------------------------------------

8

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an inter mediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
        Scale -20% -- 40%

        2002    10.91%
        2003     5.70
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.78% (quarter ended September 30, 2002), and the lowest return for a quarter was -0.73% (quarter ended September 30, 2003).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                        NOV. 12,
                                                            1 YEAR        2001*
-------------------------------------------------------------------------------
Vanguard Intermediate-Term Bond Index Fund Admiral Shares     5.70%       6.37%
Lehman Brothers 5-10 Year Government/Credit Index             5.97       7.74
-------------------------------------------------------------------------------
*Inception of the Fund's Admiral Shares.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.14%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%



     * A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

10



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $15        $48        $85         $192
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITBondAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          5314

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             921937801
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBILX
Investor Shares--March 1, 1994
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$3.5 billion
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of its target index may only be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE




[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.


[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.


     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.




------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977      $1,024       $954        $1,049
Intermediate-Term (10 years)     922        1,086        851         1,180
Long-Term (20 years)             874        1,150        769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

12

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


     Although  falling  interest rates tend to strengthen bond prices,  they can
cause  other  sorts  of  problems  for  bond  fund  investors--bond   calls  and
prepayments.

[FLAG] THE TOTAL BOND  MARKET  INDEX FUND IS SUBJECT TO CALL RISK,  WHICH IS THE
     CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.



     Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.


[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     The credit quality of each Fund is expected to be very high, and thus credit risk should be low. While still low, credit risk for the Total Bond Market Index Fund and the Short-Term Bond Index Fund will increase relative to their respective indexes to the extent that these funds substitute nongovernment bonds for government bonds. Corporate substitutions are limited to 10% of each Fund's assets and will have credit ratings of A- or above. The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2003.


-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Total Bond Market Index             Aaa            Aaa
Short-Term Bond Index               Aaa            Aa1
Intermediate-Term Bond Index        Aa2            Aa3
-------------------------------------------------------------


[FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED FOR THE FUND, IN AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.


     To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
     The Funds are generally managed without regard to tax ramifications. To help you distinguish among the Funds and their various risks, a summary table is provided below.


-------------------------------------------------------------------------------
                                           RISKS OF THE FUNDS
                           ----------------------------------------------------
                                                    CALL/                INDEX
                              INCOME   INTEREST   PREPAYMENT  CREDIT   SAMPLING
FUND                           RISK    RATE RISK     RISK      RISK      RISK
-------------------------------------------------------------------------------
Total Bond Market Index      Moderate  Moderate    Moderate    Low       Low
Short-Term Bond Index          High       Low        Low       Low       Low
Intermediate-Term Bond Index Moderate  Moderate      Low       Low       Low
-------------------------------------------------------------------------------



SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"--each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.
     The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2003.

14



      ------------------------------------------------------------
                                    NUMBER OF   NUMBER OF BONDS IN
      FUND                          BONDS HELD     TARGET INDEX
      ------------------------------------------------------------
      Total Bond Market Index         3,230          6,766
      Short-Term Bond Index             520          1,878
      Intermediate-Term Bond Index      522          1,279
      ------------------------------------------------------------

     CORPORATE SUBSTITUTION. As part of the index sampling process, the Total Bond Market Index Fund and the Short-Term Bond Index Fund have the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds with the same maturity. This strategy, which we call "corporate substitution," may increase a Fund's income, but it will also marginally increase its exposure to credit risk, which is explained in the MARKET EXPOSURE section. The Total Bond Market Index Fund and the Short-Term Bond Index Fund limit corporate substitutions to bonds with less than 5 years until maturity and, generally, credit quality of A or better. In addition, these Funds limit corporate substitutions to a maximum of 10% of their respective net assets.
     TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities more than 1 year.
     As of December 31, 2003, each Fund was composed of the following types of bonds:

--------------------------------------------------------------------------------
                                                           INTERNATIONAL
                         U.S.                  MORTGAGE-       DOLLAR-
                      GOVERNMENT    CORPORATE    BACKED    DENOMINATED    TOTAL
--------------------------------------------------------------------------------
Total Bond Market
  Index Fund              32%         26%          38%          4%          100%
Short-Term Bond Index
  Fund                    61          35           0            4           100
Intermediate-Term Bond
 Index Fund               42          54           0            4           100
--------------------------------------------------------------------------------

     An explanation of each type of bond follows.


o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.


o Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the above table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.
o Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.
          The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.
o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that they own foreign bonds, the Funds are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Funds are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

16


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this early prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS


Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Short-, and Intermediate-Term Bond Index Funds may also purchase other securities that are outside of their target indexes. Each Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.
     The Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
     Vanguard may invest a small portion of each Fund's assets in bond index futures and/or shares of bond exchange-traded funds (ETFs). Bond index futures and ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


     The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

18

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic bond index funds was approximately 93%; for all domestic bond funds, the average turnover rate was approximately 184%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------




THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     The advisor is authorized to choose broker-dealers or underwriters to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. If more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the advisor for the benefit of the Funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994. He also served as manager for the Short-Term Bond Index Fund from its inception in 1994 until 1998. Education: B.S., University of Illinois; M.B.A., University of Chicago.

CHRISTOPHER W. ALWINE, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1990 and has managed portfolio investments since 1996. He assumed the role of manager for the Short-Term Bond Index Fund in 2002. He previously served as manager for the Fund from 1998 through 1999. Education:
B.B.A., Temple University; M.S., Drexel University.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the

20

plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Bond Market Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2003 with a net asset value (price) of $10.38 per share. During the year, each Admiral Share earned $0.472 per share from investment income (interest). There was a decline of $0.06 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.412 per share from investment operations.

Shareholders received $0.482 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.31, reflecting earnings of $0.412 per share and distributions of $0.482 per share. This was a decrease of $0.07 per share (from $10.38 at the beginning of the year to $10.31 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.04% for the year.

As of December 31, 2003, the Admiral Shares had approximately $2.1 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 4.52% of average net assets. The Fund sold and replaced securities valued at 66% of its net assets.
--------------------------------------------------------------------------------




TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,              DEC. 31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.38       $10.15            $10.44
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .472         .578              .082
 Net Realized and Unrealized Gain (Loss) on Investments             (.060)        .239             (.290)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .412         .817             (.208)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.482)       (.576)            (.082)
 Distributions from Realized Capital Gains                             --        (.011)             --
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.482)       (.587)            (.082)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.31       $10.38            $10.15
===============================================================================================================
TOTAL RETURN                                                        4.04%        8.32%            -2.00%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $2,092       $1,805              $866
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.17%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               4.52%        5.66%           5.97%**
 Turnover Rate                                                        66%          75%               67%
===============================================================================================================

 *Inception.
**Annualized.

22


SHORT-TERM BOND INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,              DEC. 31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.32       $10.19            $10.44
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .334         .457              .069
 Net Realized and Unrealized Gain (Loss) on Investments              .015         .152             (.181)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .349         .609             (.112)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.334)       (.457)            (.069)
 Distributions from Realized Capital Gains                          (.055)       (.022)            (.069)
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.389)       (.479)            (.138)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.28       $10.32            $10.19
===============================================================================================================
TOTAL RETURN                                                        3.43%        6.15%            -1.08%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $1,177         $773              $273
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.16%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               3.21%        4.37%           5.01%**
 Turnover Rate                                                       111%         139%              156%
===============================================================================================================

 * Inception.
** Annualized.



INTERMEDIATE-TERM BOND INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            NOV. 12* TO
                                                                      DECEMBER 31,                 DEC.31,
                                                                   --------------------------
                                                                     2003         2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.75       $10.28            $10.65
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .538         .602              .085
 Net Realized and Unrealized Gain (Loss) on Investments              .064         .478             (.370)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .602        1.080             (.285)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.538)       (.602)            (.085)
 Distributions from Realized Capital Gains                          (.124)       (.008)               --
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.662)       (.610)            (.085)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.69       $10.75            $10.28
===============================================================================================================
TOTAL RETURN                                                        5.70%       10.91%            -2.68%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $756         $662              $348
 Ratio of Total Expenses to Average Net Assets                      0.15%        0.16%           0.17%**
 Ratio of Net Investment Income to Average Net Assets               4.96%        5.78%           6.17%**
 Turnover Rate                                                        98%          141%              135%
===============================================================================================================

 * Inception.
** Annualized.

INVESTING WITH VANGUARD

One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:
o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

24


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


















The Vanguard Group, Vanguard, Plain Talk, Explorer, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUPON
The interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars, issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-4681


(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I584 042004

VANGUARD/(R)/ TOTAL BOND MARKET INDEX FUND
Institutional Shares . April 30, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
December 31, 2003.


BOND
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD TOTAL BOND MARKET INDEX FUND
Institutional Shares
Prospectus
April 30, 2004


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS         18 INVESTING WITH VANGUARD

2 FUND PROFILE                           18 Buying Shares

5 ADDITIONAL INFORMATION                     20 Converting Shares

6 MORE ON THE FUND                           21 Redeeming Shares

12 THE FUND AND VANGUARD                     23 Exchanging Shares

13 INVESTMENT ADVISOR                        24 Other Rules You Should Know

14 DIVIDENDS, CAPITAL GAINS,                  25 Fund and Account Updates
   AND TAXES
                                             26 Contacting Vanguard
15 SHARE PRICE
                                         GLOSSARY (inside back cover)
16 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. A separate prospectus offers the Fund's Investor Shares and Admiral Shares, which have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A SIMILAR BUT DISTINCT VANGUARD FUND

The Fund offered by this prospectus should not be confused with Vanguard Institutional Total Bond Market Index Fund, a separate Vanguard fund that also seeks to track the performance of the Lehman Brothers Aggregate Bond Index. Both funds invest in representative samples of the bonds that make up the Lehman Brothers Aggregate Bond Index, but specific bonds held by the funds will differ. This index sampling strategy, combined with differences in the funds' respective cash flows and expenses, is expected to produce slightly different investment performance by the funds.

Vanguard  Institutional  Total  Bond  Market  Index  Fund is  offered  through a
separate   prospectus,   which  can  be   obtained   by  calling   Vanguard   at
1-888-809-8102.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?


Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


WHY INDEX FUNDS?


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

2

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.
     The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.


o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it pur chases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
o Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.


o Index sampling risk, which is the chance that the securities selected for the Fund, in aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.



      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
        Scale -20% -- 40%

        1996     3.68%
        1997     9.55
        1998     8.69
        1999    -0.66
        2000    11.52
        2001     8.56
        2002     8.39
        2003     4.10
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.32% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.88% (quarter ended March 31, 1996).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                                                       SEPT. 18,
                                                  1 YEAR  5 YEARS         1995*
-------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                4.10%    6.30%       7.00%
 Return After Taxes on Distributions                2.41     3.86        4.44
 Return After Taxes on Distributions and Sale of    2.65     3.84        4.37
  Fund Shares
-------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX (reflects
 no deduction for fees, expenses, or taxes)        4.10%    6.62%        7.20%
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Insti tutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Transaction Fee on Purchases:                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                    None**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%




     * A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.
     **A $5 fee applies to wire redemptions under $5,000.

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $10          $32        $56         $128
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Total Bond Market Index Fund Institutional Shares' expense ratio in fiscal year 2003 was 0.10%, or $1.00 per $1,000 of average net assets. The average bond mutual fund had expenses in 2003 of 1.11%, or $11.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed
on the first business day of eahc month;
capital gains, if any, are distributed
annually in December                               NEWSPAPER ABBREVIATION
                                                   TotBdInst

INVESTMENT ADVISOR                                 VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,             222
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     921937504
Investor Shares--December 11, 1986
Institutional Shares--September 18, 1995           TICKER SYMBOL
                                                   VBTIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$25.7 billion
--------------------------------------------------------------------------------

6

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in bonds that are part of its target index may only be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE




[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK SHOULD BE MODERATE FOR THE FUND.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977      $1,024       $954        $1,049
Intermediate-Term (10 years)     922        1,086        851         1,180
Long-Term (20 years)             874        1,150        769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.


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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
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     Although  falling  interest rates tend to strengthen bond prices,  they can
cause  other  sorts  of  problems  for  bond  fund  investors--bond   calls  and
prepayments.


[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS
     OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.

     Because the Fund invests only a portion of its assets in callable bonds and
mortgage-backed  securities,   call/prepayment  risk  for  the  Fund  should  be
moderate.


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.


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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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8


     The credit quality of the Fund is expected to be very high, and thus credit risk should be low. While still low, credit risk for the Fund will increase relative to its index to the extent that the Fund substitutes nongovernment bonds for government bonds. Corporate substitutions are limited to 10% of the Fund's assets and will have credit ratings of A- or above. The dollar-weighted average credit quality of the Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., was Aaa and Aaa, respectively, as of December 31, 2003.


[FLAG] THE FUND IS SUBJECT TO INDEX SAMPLING RISK,  WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED FOR THE FUND, IN AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR THE FUND SHOULD BE LOW.

     To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
     The Fund is generally managed without regard to tax ramifications.
SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Since the Fund does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.
     The number of bonds held by the Fund and the number of bonds in its target index were 3,230 and 6,766, respectively, as of December 31, 2003.
     CORPORATE SUBSTITUTION. As part of the index sampling process, the Fund has the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds with the same maturity. This strategy, which we call "corporate substitution," may increase the Fund's income, but it will also marginally increase its exposure to credit risk, which is explained in the MARKET EXPOSURE section. The Fund limits corporate substitutions to bonds with less than 5 years until maturity and, generally, credit quality of A or better. In addition, the Fund limits corporate substitutions to a maximum of 10% ofits net assets.
     TYPES OF BONDS. The Fund's target index is the entire Lehman Brothers Aggregate Bond Index. This Index measures the total universe of investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

 As of December 31, 2003, the Fund was composed of the following types of bonds:

--------------------------------------------------------------------------------
                                                           INTERNATIONAL
                         U.S.                  MORTGAGE-       DOLLAR-
                      GOVERNMENT    CORPORATE    BACKED    DENOMINATED    TOTAL
--------------------------------------------------------------------------------
Total Bond Market
  Index Fund              32%         26%          38%          4%          100%
--------------------------------------------------------------------------------


     An explanation of each type of bond follows:
o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.
o Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the above table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.
o Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.
          The Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.
o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, the Fund is subject to country risk, which is the chance that domestic events--such as politi-

10

cal upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.


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                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this early prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS


The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. The Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.
     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
     Vanguard may invest a small portion of the Fund's assets in bond index futures and/or shares of bond exchange-traded funds (ETFs). Bond index futures and ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.


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                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

     The  Fund  may  also   invest  in   relatively   conservative   classes  of
collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

12

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic bond index funds was approximately 93%; for all domestic bond funds, the average turnover rate was approximately 184%, both as reported by Morningstar, Inc., on December 31, 2003.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of 0.xx% of the Fund's average net assets.


     The advisor is authorized to choose broker-dealers or underwriters to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. If more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the advisor for the benefit of the Fund.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Fund since joining Vanguard in 1992.
Education: B.S., University of Illinois; M.B.A., University of Chicago.
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14

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


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                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the

16

close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Institutional Shares began fiscal year 2003 with a net asset value (price) of $10.38 per share. During the year, each Institutional Share earned $0.477 from investment income (interest). There was a decline of $0.06 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.417 per share from investment operations.

Shareholders received $0.487 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.31, reflecting earnings of $0.417 per share and distributions of $0.487 per share. This was a decrease of $0.07 per share (from $10.38 at the beginning of the year to $10.31 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.10% for the year.

As of December 31, 2003, the Institutional Shares had approximately $6.6 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 4.60% of average net assets. The Fund sold and replaced securities valued at 66% of its net assets.
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TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2003         2002          2001        2000         1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.38           $10.15      $9.96       $9.56       $10.27
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .477             .585       .644        .659        .627
 Net Realized and Unrealized Gain
 (Loss) on Investments                                    (.060)            .239       .190        .400        (.695)
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .417             .824       .834       1.059        (.068)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.487)           (.583)     (.644)      (.659)       (.627)
 Distributions from Realized Capital Gains                   --            (.011)        --          --        (.015)
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.487)           (.594)     (.644)      (.659)       (.642)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.31           $10.38     $10.15        $9.96       $9.56
==========================================================================================================================
TOTAL RETURN*                                             4.10%            8.39%       8.56%       11.52%      -0.66%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $6,593           $6,525     $6,778       $4,570      $3,204
 Ratio of Total Expenses to Average Net Assets            0.10%            0.10%      0.10%        0.10%       0.10%
 Ratio of Net Investment Income to Average Net Assets     4.60%            5.77%      6.32%        6.84%       6.36%
 Turnover Rate                                              66%              75%        67%          53%         55%
 ==========================================================================================================================

18


--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES



ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $10 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--222. For addresses, see Contacting Vanguard.


BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.


TRANSACTION FEE ON PURCHASES
The Fund reserves the right to charge a transaction fee of 0.18% to investors whose aggregate share purchases equal or exceed $500 million.


YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.



EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties. ^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable. ^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.



CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSION FROM INVESTOR SHARES OR ADMIRAL SHARES
You may convert Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $10 million.


MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.


REDEEMING SHARES



HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption

22


option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable). ^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.



EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.



     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period. Funds may be added to or deleted from this list at any time, without prior notice to shareholders.



     For ALL VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Vanguard also reserves the right to waive or modify the exchange privilege for certain categories of investors. In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

24

OTHER RULES YOU SHOULD KNOW



VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most other Vanguard funds, and to perform most transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).
o    Authorized signatures of registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER.
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you.
Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor. No transaction fee will be imposed on share-class conversions.


FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

26


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you financial reports about Vanguard Total Bond Market Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
o    Performance assessments with comparisons to industry benchmarks.
o    Financial statements with detailed listings of the Fund's holdings.


     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD


ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Total Bond Market Index Fund Institutional Shares--222.







The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUPON
The interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars, issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Total Bond Market Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-4681
(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I222 042004

                                     PART B

                         VANGUARD(R) BOND INDEX FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2004



This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated April 30, 2004). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-17
SHARE PRICE...........................................................B-18
PURCHASE OF SHARES....................................................B-18
REDEMPTION OF SHARES..................................................B-19
MANAGEMENT OF THE FUNDS ..............................................B-20
INVESTMENT ADVISORY SERVICES..........................................B-24
PORTFOLIO TRANSACTIONS................................................B-26
YIELD AND TOTAL RETURNS.............................................. B-26
FINANCIAL STATEMENTS..................................................B-27
APPENDIX--DESCRIPTION OF BOND RATINGS.................................B-28


                            DESCRIPTION OF THE TRUST

ORGANIZATION


The Trust was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Bond Index The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):


                                                      SHARE CLASSES

                  FUND                         INVESTOR   ADMIRAL  INSTITUTIONAL
Vanguard(R) Short-Term Bond Index Fund            Yes        Yes         No
Vanguard(R) Intermediate-Term Bond Index Fund     Yes        Yes         No
Vanguard(R) Long-Term Bond Index Fund             Yes         No         No
Vanguard(R) Total Bond Market Index Fund          Yes        Yes        Yes
               (individually, a Fund; collectively, the Funds)


     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is not limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

     Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

SERVICE PROVIDERS

     CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The independent accountants audit the Funds' annual financial statements and provide other related services.


     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


     CONVERSION RIGHTS. Shareholders of each Fund (other than the Long-Term Bond Index Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Long-Term Bond Index Fund.


     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


     80% POLICY. Under normal circumstances, each Fund invests at least 80% of its assets in bonds that are part of its target index. In applying this 80% policy, each Fund's assets will include its net assets and borrowings for investment purposes.


     ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.



     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


     DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

     DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


     DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


     DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.


     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The United States Government, however, does not guarantee the market price of any U.S. Government Securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include GNMA, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks and the Federal National Mortgage Association.

     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

     Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. (See "Debt Securities - U.S. Government Securities" above.)

     Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

     Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


     MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


     MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

     In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

     SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.



     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.




     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by a Fund must comply with all applicable regulatory requirements.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities.


     UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.



                                   SHARE PRICE



     Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Short-Term, Intermediate-Term, and Total Bond Market Index Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Long-Term Bond Index Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.



     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                               PURCHASE OF SHARES


     PURCHASE PRICE. The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day the Exchange is open.


     RIGHTS  RESERVED.  Each Fund reserves the right in its sole  discretion to:
(1) suspend the offering of its shares; (2) reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund; (3) increase or decrease the minimum amount required to open and maintain an account, without prior notice; (4) impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund; and (5) reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     MORE ON PURCHASE TRANSACTION FEES. As stated above, each Fund reserves the right to impose a transaction fee on any purchase of fund shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor currently believes that it may be necessary to impose the transaction fees specified in the following table if an investor's aggregate purchases into any Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.


FUND                                       TRANSACTION FEE   AGGREGATE PURCHASES
----                                       ---------------   -------------------
Vanguard Total Bond Market Index Fund      0.18%             Over $500 million
Vanguard Short-Term Bond Index Fund        0.15              Over $100 million
Vanguard Intermediate-Term Bond Index Fund 0.23              Over $100 million
Vanguard Long-Term Bond Index Fund         0.21              Over $25 million



     When applicable, transaction fees will be imposed on the aggregate amount of an investor's purchases. Fees are based on the advisor's estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor's purchases can be offset by other shareholders' redemptions from a Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard's Institutional Division.



                              REDEMPTION OF SHARES

     REDEMPTION PRICE. The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.

     RIGHTS RESERVED. Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission; (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


     The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


     INVESTING WITH VANGUARD THROUGH OTHER FIRMS. Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external advisor for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.


     As of December 31, 2003, the Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $5,370,000, which represented 5.38% of Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:


FUND                                                   2001          2002          2003
----                                                   ----          ----          ----
Vanguard Total Bond Market Index Fund           $31,736,000   $39,400,000   $42,322,000
Vanguard Short-Term Bond Index Fund               3,093,000     4,705,000     6,482,000
Vanguard Intermediate-Term Bond Index Fund        3,891,000     5,055,000     5,760,000
Vanguard Long-Term Bond Index Fund                  896,000     1,241,000     1,629,000


OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                           NUMBER OF
                                                      VANGUARD                                                        VANGUARD FUNDS
                             POSITION(S)              FUNDS' TRUSTEE/        PRINCIPAL OCCUPATION(S)                     OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUND           OFFICER SINCE          DURING THE PAST FIVE YEARS              TRUSTEE/OFFICER
-------------------          --------------           -------------          --------------------------              ---------------
INTERESTED TRUSTEE
John J. Brennan*             Chairman of the          May 1987               Chairman of the Board, Chief Executive              129
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer,                              Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January 2001           The Partners of '63 (pro bono ventures in           129
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December 2001          Chairman and Chief Executive Officer                129
(1945)                                                                       (since October 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication components);
                                                                             Board Member of American Chemistry Council;
                                                                             Trustee of Drexel University.


*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                      VANGUARD                                                        VANGUARD FUNDS
                             POSITION(S)              FUNDS' TRUSTEE/        PRINCIPAL OCCUPATION(S)                     OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUND           OFFICER SINCE          DURING THE PAST FIVE YEARS              TRUSTEE/OFFICER
-------------------          --------------           -------------          --------------------------              ---------------
JoAnn Heffernan Heisen       Trustee                  July 1998              Vice President, Chief Information Officer, and      129
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the University Medical
                                                                             Center at Princeton and Women's Research

Burton G. Malkiel            Trustee                  May 1977               Chemical Bank Chairman's Professor of               127
(1932)                                                                       Economics, Princeton University;  Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             (Ireland) Limited (Irish investment managementfirm)
                                                                             since November 2001, Prudential Insurance Co. of
                                                                             America,  BKF Capital (investment management),
                                                                             The Jeffrey Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January 1993           Chairman, President, Chief Executive                129
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April 1985             Retired Chairman and Chief Executive                129
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June 2001              Managing Director and General Counsel               129
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September 1997).

Thomas J. Higgins*           Treasurer                July 1998              Principal of The Vanguard Group, Inc.;              129
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July 1998).


*Officers of the Funds are "Interested persons" as defined in the 1940 Act.


     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.


     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held 4 meetings during each Fund's last fiscal year.
- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held 3 meetings during each Fund's last fiscal year.
- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held 3 meetings during each Fund's last fiscal year.
     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.



TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.



                                                                        DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                                      OF FUND SHARES        VANGUARD FUND SHARES
FUND                                               NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                               ---------------  ----------------            ----------------
VANGUARD TOTAL BOND MARKET INDEX FUND              John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                 Burton G. Malkiel              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

VANGUARD SHORT-TERM BOND INDEX FUND                John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                 Burton G. Malkiel              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND         John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                 Burton G. Malkiel              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

VANGUARD LONG-TERM BOND INDEX FUND                 John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                 Burton G. Malkiel              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-21), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:
- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                            VANGUARD BOND INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                PENSION OR
                                                RETIREMENT        ACCRUED ANNUAL    TOTAL COMPENSATION
                             AGGREGATE    BENEFITS ACCRUED            RETIREMENT     FROM ALL VANGUARD
                          COMPENSATION    AS PART OF THESE            BENEFIT AT            FUNDS PAID
TRUSTEE            FROM THESE FUNDS(1)     FUNDS' EXPENSES    JANUARY 1, 2003(2)        TO TRUSTEES(3)
-------            -------------------     ---------------    ------------------        --------------
John J. Brennan                   None                None                  None                  None
Charles D. Ellis                $6,373                 N/A                   N/A              $111,000
Rajiv L. Gupta                   6,373                 N/A                   N/A               111,000
JoAnn Heffernan Heisen           6,373                $251                $3,400               111,000
Burton G. Malkiel                6,373                 413                10,500               111,000
Alfred M. Rankin, Jr.            6,373                 304                 5,500               111,000
J. Lawrence Wilson               7,330                 321                 7,800               127,700



---------
(1) The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2003. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.




                          INVESTMENT ADVISORY SERVICES


Vanguard provides investment advisory services to the Funds through its Fixed Income Group. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.

     During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:

FUND                                            2001          2002          2003
----                                            ----          ----          ----
Vanguard Total Bond Market Index Fund     $2,378,000    $3,054,000    $3,597,000
Vanguard Short-Term Bond Index Fund          199,000       315,000       522,000
Vanguard Intermediate-Term Bond Index Fund   247,000       348,000       465,000
Vanguard Long-Term Bond Index Fund            61,000        81,000       125,000

     BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.


     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent and quality of the services provided as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including the ways in which portfolio transactions for the Funds are conducted and brokers are selected.

     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund:


                                                 AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                                 ------------------------------------                           ADVISORY FEES
                                                                                                              EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE
                                           1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED                   RATE OF THE FUNDS'
                                             12/31/2003      12/31/2003       12/31/2003   EXPENSE RATIO   AVERAGE NET ASSETS
                                             ----------      ----------       ----------   -------------   ------------------
VANGUARD TOTAL BOND MARKET INDEX FUND
 INVESTOR SHARES*                                 3.97%           6.17%            6.69%           0.22%                0.01%
Average Intermediate-Term Investment Grade
 Debt Fund**                                      4.55            5.63             5.76            0.98                 0.37
Lehman Brothers Aggregate Bond Index              4.10            6.62             6.95             N/A                  N/A

VANGUARD SHORT-TERM BOND INDEX FUND
 INVESTOR SHARES*                                 3.37%           5.82%            6.14%+          0.20%                0.01%
Average 1-5 Year Investment Grade Debt Fund**     2.90            5.02             5.22+           0.87                 0.32
Lehman Brothers 1-5 Year Government/Credit Index  3.35            6.26             6.40+            N/A                  N/A

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND        5.65%           6.96%            7.48%+          0.20%                0.01%
 INVESTOR SHARES*
Average Intermediate-Term Investment Grade
 Debt Fund**                                      4.55            5.63             5.92+           0.98                 0.37
Lehman Brothers 5-10 Year Government/Credit Index 5.97            7.31             7.71+            N/A                  N/A

VANGUARD LONG-TERM BOND INDEX FUND                5.50%           7.00%            8.43%+          0.20%                0.01%
Average Corporate A-Rated Debt Fund**             5.03            5.56             5.91+           1.13                 0.44
Lehman Brothers Long Government/Credit Index      5.87            6.94             8.45+            N/A                  N/A


*Information about the Fund's other share class(es) may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.
+Since March 1, 1994--inception of the Funds' Investor Shares.

     Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.


                             PORTFOLIO TRANSACTIONS

     The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes a dealer's mark-up. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

     During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds did not pay any brokerage commissions.


     The advisor chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for obtaining the best available price and most favorable execution for all transactions. When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses. The advisor is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission based solely on the receipt of research or other services.


     As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


                             YIELD AND TOTAL RETURNS


The annualized yields of each Fund for the 30-day period ended December 31, 2003, are set forth below:


                                                      SHARE CLASSES
                                                      -------------
                                                                   INSTITUTIONAL
FUND                                         INVESTOR   ADMIRAL           SHARES
----                                         --------   -------           ------

Vanguard Total Bond Market Index Fund            4.04%     4.14%           4.16%
Vanguard Short-Term Bond Index Fund              2.40      2.48             N/A
Vanguard Intermediate-Term Bond Index Fund       4.39      4.47             N/A
Vanguard Long-Term Bond Index Fund               5.41       N/A             N/A

     The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended December 31, 2003, are set forth below:


                                                                                   5 YEARS ENDED          10 YEARS ENDED
                                                           1 YEAR ENDED               12/31/2003              12/31/2003
INVESTOR SHARES                                              12/31/2003     (OR SINCE INCEPTION)    (OR SINCE INCEPTION)
---------------                                              ----------     --------------------    --------------------
VANGUARD TOTAL BOND MARKET INDEX FUND*
 Return Before Taxes                                              3.97%                    6.17%                   6.69%
 Return After Taxes on Distributions                              2.32                     3.79                    4.13
 Return After Taxes on Distributions and Sale of Fund Shares      2.57                     3.77                    4.09

VANGUARD SHORT-TERM BOND INDEX FUND*
 Return Before Taxes                                              3.37%                    5.82%                   6.14%
 Return After Taxes on Distributions                              2.12                     3.70                    3.83
 Return After Taxes on Distributions and Sale of Fund Shares      2.26                     3.64                    3.78

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND*
 Return Before Taxes                                              5.65%                    6.96%                   7.48%
 Return After Taxes on Distributions                              3.67                     4.46                    4.82
 Return After Taxes on Distributions and Sale of Fund Shares      3.88                     4.38                    4.72

VANGUARD LONG-TERM BOND INDEX FUND*
 Return Before Taxes                                              5.50%                    7.00%                   8.43%
 Return After Taxes on Distributions                              3.18                     4.43                    5.68
 Return After Taxes on Distributions and Sale of Fund Shares      3.71                     4.36                    5.49

*Total return figures do not reflect the annual account maintenance fee of $10 applied on balances under $10,000.


                                                                                   5 YEARS ENDED          10 YEARS ENDED
                                                           1 YEAR ENDED               12/31/2003              12/31/2003
ADMIRAL SHARES                                               12/31/2003     (OR SINCE INCEPTION)    (OR SINCE INCEPTION)
---------------                                              ----------     --------------------    --------------------
VANGUARD TOTAL BOND MARKET INDEX FUND
(Inception November 12, 2001)
 Return Before Taxes                                              4.04%                    4.76%                    N/A

VANGUARD SHORT-TERM BOND INDEX FUND
(Inception November 12, 2001)
 Return Before Taxes                                              3.43%                    3.94%                    N/A

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
(Inception November 12, 2001)
 Return Before Taxes                                              5.70%                    6.37%                    N/A



                                                                                   5 YEARS ENDED          10 YEARS ENDED
                                                           1 YEAR ENDED               12/31/2003              12/31/2003
INSTITUTIONAL SHARES                                         12/31/2003     (OR SINCE INCEPTION)    (OR SINCE INCEPTION)
--------------------                                         ----------     --------------------    --------------------
VANGUARD TOTAL BOND MARKET INDEX FUND
(Inception September 18, 1995)
 Return Before Taxes                                              4.10%                    6.30%                   7.00%



                              FINANCIAL STATEMENTS



Each Fund's Financial Statements for the fiscal year ended December 31, 2003, appearing in the Funds' 2003 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual Report to Shareholders, which may be obtained without charge.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody's Investors Service, Inc.'s description of its four highest preferred bond ratings:

     AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

     AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

     A--Possess many favorable investment attributes and are considered as "upper-medium-grade obligations."

     BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor's description of its four highest bond ratings:

     AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

     AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

     A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

     Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.











                                                                   SAI084 042004